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                                                                   EXHIBIT 10.50

                         COLLATERAL SECURITY AGREEMENT
                             ("PERSONAL PROPERTY")



         This COLLATERAL SECURITY AGREEMENT (PERSONAL PROPERTY) ("Security Agreement") is made and entered into effective this 12th day of January, 1998, by and between ANGELES ACQUISITION CORPORATION ("Debtor") and NAT AND EVELYN HANDEL, TRUSTEES OF THE NAT AND EVELYN HANDEL FAMILY TRUST DATED MARCH 18, 1993 ("Secured Party").


                                R E C I T A L S

         This Security Agreement is made with reference to the following facts:

         A. Debtor has executed and delivered to Secured Party a Note of event date herewith pursuant to which Debtor has agreed to pay to Secured Party certain sums advanced by Secured Party to Debtor in an amount not exceeding SIX HUNDRED TWENTY FIVE THOUSAND DOLLARS ($625,000.00) ("Note").

         B. The purpose of this Security Agreement is to secure the obligations of the Debtor as more particularly described herein.

         NOW THEREFORE, the parties agree as follows:

                 1. Creation of Security Interest: Pursuant to Division 9 of the California Uniform Commercial Code, Debtor hereby grants to Secured Party a continuing personal property security interest in the Collateral described in Section 2 below. Said security interest shall attach upon execution hereof and shall secure performance by the Debtor of all of his obligations to Secured Party described in Section 3 below.

                 2. Collateral: The collateral ("Collateral") shall consist of a continuing security interest in and to Debtor's interest in the assets of Debtor listed on Exhibit A attached hereto and incorporated herein by reference.

                 3. Obligations Secured: The obligations (collectively "Secured Obligations") secured hereby include:

                          a.      Any and all of the indebtedness and
obligations of Debtor under the Note and this Security Agreement, and any and all assignments, renewals, extensions, modifications and substitutions thereof, including, but not limited to, payment of all principal and interest; and,

                          b.      Payment of any and all attorneys' fees and
expenses incurred by Secured Party in the exercise, preservation or enforcement of the rights of Secured Party under this Security Agreement, including any expenses incurred by Secured Party in performing for Debtor's account any obligation of Debtor under this Security Agreement.


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                 4.       Representations and Warranties of Debtor: In order to
induce Secured Party to enter into this Security Agreement, Debtor hereby represents and warrants that:

                          a.      Debtor is the sole and exclusive owner of all
of the Collateral and each item of Collateral is owned by Debtor free and clear of any and all liens, encumbrances, security interests, adverse claims or interests of any nature whatsoever;

                          b.      The execution and delivery by Debtor of this
Security Agreement and of the various other agreements and documents required to be executed and delivered by Debtor to Secured Party have been, or will at the time of delivery thereof be, duly authorized by all necessary action and this Security Agreement and all such other agreements and documents are and will be the valid, binding and legally enforceable obligations which they purport to be. Neither the execution nor the delivery nor the performance of, nor the compliance with, this Security Agreement or such other agreements and documents will violate, or be in conflict with, or constitute or result in a breach or default under, any indenture, mortgage, deed of trust, or any other agreement or instrument to which Debtor is a party or by which Debtor is bound, or any law, rule, regulation, writ, injunction, judgment or decree of any court or governmental instrumentality having jurisdiction over Debtor or over the business, property or assets of Debtor; and,

                          c.      Debtor is not delinquent in the payment of
any federal, state or local income, franchise or other taxes, and no taxes of any kind have been assessed against Debtor, other than those for which Debtor has made due and adequate provision.

                 5. Reporting: Until all of the Secured Obligations owing to Secured Party have been paid in full and all obligations of Debtor to Secured Party have been fully satisfied:

                          a.      Without the prior written consent of Secured
Party, Debtor shall not assign, transfer, or otherwise dispose of, all or any part of the Collateral or any of their interest therein, nor shall Debtor encumber, grant a security interest, nor permit any lien or encumbrance to be imposed upon, any part of the Collateral or on their interest therein, nor shall Debtor enter into any amendment, supplement, or other agreement, either written or oral, or waiver, affecting or modifying the Notes or other document or agreement now or hereafter comprising a part of the Collateral, in any respect whatever, without the prior written consent of Secured Party, which consent shall not be unreasonably withheld;

                          b.      Upon the request of Secured Party from time
to time, Debtor will execute, acknowledge and deliver, or cause to be executed by such other entity as may be required, acknowledged and delivered, all such additional instruments and will perform any and all acts, reasonably required or proper to carry into effect the terms, covenants, conditions and intent of this Security Agreement;

                          c.      Upon prior notice and at any reasonable
time(s), Debtor shall provide Secured Party and/or Secured Party's agents with access to the Collateral for purposes of examining and inspecting the Collateral.

                 6. Maintenance of Collateral: Debtor will maintain and keep, or cause to be maintained and kept, at Debtor's own cost and expenses, all of the Collateral and every part thereof in good order and repair, and will replace within a reasonable time, at Debtor's own cost and expense, every part of the Collateral which may be sold, worn out, lost, destroyed, confiscated or rendered unfit for use with replacement Collateral which


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shall (i) be in good operating condition and shall have a value and quality at least equal to that of the replaced Collateral, and (ii) be owned by Debtor free and clear of all liens and encumbrances other than the security interest in favor of Secured Party or as otherwise permitted by this Agreement, and in this regard, such replacement Collateral shall forthwith be and is acknowledged to be, subject to the provisions of this Agreement.

                 7. Insurance: Debtor agrees to take out, pay for, and keep in full force and effect, a policy or policies of insurance on the Collateral, in an amount of coverage reasonably satisfactory to Secured Party, naming both Secured Party and Debtor as insured and naming Secured Party as loss payee, for the hazard of fire, theft, total or partial destruction, public liability and such other hazards as covered by an all risks type policy. Secured Party is granted a security interest in the proceeds of any insurance on the Collateral, whether paid by reason of loss, damages, return or refund of premiums, or otherwise. Debtor assumes all risks of damage to or loss of the Collateral, whether or not insured against. If Debtor should, for any reason, fail to take out the insurance referred to above, or pay for the same, within ten (10) days after Debtor's receipt of written notice from Secured Party requesting Debtor to perform any of such acts, then such failure shall constitute a default of Debtor under this Agreement, and Secured Party may, in addition to all other remedies and at the cost and expense of the Debtor, but without any obligation of Secured Party to do so, take out and pay for such insurance, and any sums advanced therefor shall become part of the Secured Obligations and shall be immediately repayable to Debtor together with interest thereon at the maximum rate allowed by law. Any sums received on the cancellation of any such policy may be applied by Secured Party to the Secured Obligations.

                 8. Taxes, Liens and Assessments: Debtor shall pay, or cause to be paid, all taxes, liens or assessments of any kind and description levied against the Collateral or any part thereof when the same become due and prior to the time when the same become delinquent. If debtor shall fail to pay, or cause to be paid, any tax, lien or assessment levied against the Collateral within ten (10) days after Debtor's receipt of written notice from Secured Party requesting Debtor to perform any of such acts, then such failure shall constitute a default of debtor under this Agreement, and Secured Party may, at Secured Party's option, pay the same, and any amount so paid shall become a part of the Secured Obligations and shall be immediately repayable to Debtor, together with interest thereon at the maximum rate allowed by law.

                 9. Events of Default: At the sole option of the Secured Party, and without the necessity of special demands or notice other than Secured Party's standard delinquency notice, all of the Secured Obligations, including, but not limited to, the entire balance due under the Note, and any other monies, debts or obligations payable by Debtor to the Secured Party pursuant to the Note shall become immediately due and payable upon the happening of any one or more of the following events ("Events of Default"):

                          a.      Failure by Debtor to pay or otherwise perform
any of the Secured Obligations;

                          b.      Failure by Debtor to keep or perform any of
the terms or provisions of this Security Agreement;

                          c.      The transfer of the Collateral or any
interest therein (unless the transferred Collateral is replaced by comparable collateral) without the prior written consent of Secured Party.

                 10. Remedies: Upon the occurrence of an Event of Default, and provided that such Event of Default is not cured within ten (10) days after the occurrence of the Event of Default, if such default is a


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payment default, and if it is any other type of default, then within ten (10)
days after notice thereof has been given to Debtor, then, in addition to all of the rights and remedies of Secured Party, or at law or in equity, at, or any time after, the occurrence of such default, Secured Party may exercise each and all of the following respective rights and remedies, all of which shall be cumulative and not mutually exclusive, and the Debtor hereby authorizes and empowers Secured Party so to do:

                          a.      Enter any place where the Collateral is
located to take possession or, assemble and collect the Collateral or render it unusable and shall have the further right and power to take possession of any of the Collateral, and to exclude Debtor and Debtor's successors , assigns, agents and servants wholly therefrom, and thereafter to hold, store and/or use, operate, manage and control the same, and to collect and receive all rents, revenues, issues, income and profits of the same and every part thereof.

                          b.      Notify any account debtors, any buyers,
landlord or lessees of the Collateral or any other persons of Secured Party's interest in the Collateral or any other persons of Secured Party's interest in the Collateral and the proceeds thereof and may demand and collect any proceeds of the Collateral. In connection therewith, Debtor irrevocably authorizes Secured Party to endorse or sign Debtor's names on all collections, receipts or other documents, take possession of and open the mail addressed to Debtor and remove therefrom payments of proceeds of the Collateral.

                          c.      Pursue and enforce all of the rights and
remedies provided in this Security Agreement and provided by the Uniform Commercial Code - Secured Transactions and all other applicable laws. All demand of performance, notice of sale, advertisements, manner of sale and presence of property at sale, except only as provided in Uniform Commercial Code Section 9504(3) are hereby specifically waived by Debtor. For the purpose of complying with said Uniform Commercial Code Section 9504(3), the parties agree that thirty (30) days notification of the time and place of any public sale and that thirty (30) days notice of the time after which any private sale or other intended disposition is to be made, constitutes reasonable notification. Any public or private sale of Collateral, after default, may be held in any county as may be designated by Secured Party in its notice of sale. Any sale hereunder, after default, may be conducted by a partner or agent of Secured Party or by any Deputy Sheriff or Secured Party, or any auctioneer selected by Secured Party;

                          d.      Institute any proceedings at law or in
equity, or otherwise, which Secured Party deems advisable for the enforcement of any of Secured Party's rights hereunder, or any other document or instrument given hereunder including, but without limitation, the appointment of a receiver; and,

                          e.      Enforce, compromise, sue upon or otherwise
deal with the Collateral, or any part thereof and the proceeds and avails thereof as the sole persons rightfully entitled thereto.

                 11. Cumulative Rights: The various rights, options, elections, powers and remedies of Secured Party contained in this Security Agreement or as provided by law shall be cumulative and no one of them is exclusive of any of the others or of any other right or priority allowed by law or by this Agreement. Secured Party's waiver of any breach by Debtor of any term, condition or warranty of this Security Agreement or of any Event of Default shall not be considered to be a waiver of any preceding or succeeding breach of the same or of any other covenants, warranty or condition or Event of Default. Secured Party shall not be required to prosecute collection or any other remedy against the make or any other person, or to enforce or resort to any security, before calling upon Debtor for payment or otherwise, nor shall any act or omission of Secured Party in any way impair or affect any of the indebtedness or obligations of Debtor to Secured Party or the rights of


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Secured Party in any of the Collateral.  Secured Party may take and hold security for the indebtedness of Debtor to Secured Party or any part thereof, other than and in addition to that described herein, without in any manner whatever affecting the liability of Debtor, and may exchange, enforce, waive or release all or any part of the security in which Secured Party now or hereafter has an interest, or any part thereof, or any other security, and may apply any and all security to the indebtedness in such manner and to such extent as Secured Party, in Secured Party's sole discretion, may determine, subject to the provisions of this Agreement.

                 12.      Financing Statement and Further Assurances:
Concurrently with the execution of this Security Agreement, the Debtor and the Secured Party shall execute an appropriate UCC-1 Financing Statement covering the Collateral and shall file such Financing Statement with the Secretary of State of the State of California, and with the office of the county recorder in those counties where the Collateral may be located. The Debtor shall execute and deliver to the Secured Party any further documents which Secured Party may reasonably request in order to perfect or continue the security interest created hereby.

                 13.      General Provisions:

                          a.      Expenses and Attorneys Fees: The Debtor
hereby agrees to pay all costs and expenses, including without limitation, all collection agency fees and expenses, reasonable attorneys' fees, costs of suit and costs of appeal, which Secured Party may incur in the exercise, preservation or enforcement of Secured Party's rights, power and remedies hereunder or otherwise under California law.

                          b.      Successors and Assigns: Each and all of the
covenants, conditions and restrictions contained in this Security Agreement shall inure to the benefit of and shall be binding upon the assignees, and other successors in interest, of Secured Party and Debtor.

                          c.      Severability: If any term, covenant,
condition or provision of this Security Agreement or portion thereof is determined to be invalid, void or unenforceable for any reason, the remainder of the provisions contained herein, or portions thereof, shall be considered severable, shall remain in full force and effect, and shall in no way be affected, impaired or invalidated.

                          d.      Term: This Security Agreement shall remain in
full force and effect until the Secured Obligations are discharged in full.

                          e.      Notices: All notices, demands or requests
from one party to another shall be delivered personally or overnight courier such as Federal Express, or sent by mail, certified or registered, return receipt requested, postage and other charges prepaid, to the addresses stated below:

         Secured Party:                 Nat and Evelyn Handel, Trustee of the
                                        Nat and Evelyn Handel Family Trust
                                        dated March 18, 1993
                                        c/o 301 North Canon Drive, Suite 326
                                        Beverly Hills, CA 90210


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         With a copy to:                Linda M. Blank, Attorney at Law
                                        1925 Century Park East
                                        Suite 1150
                                        Los Angeles, CA 90067

         Debtor:                        Angeles Acquisition Corporation
                                        20000 South Western Avenue
                                        Torrance, CA 90501

         With a copy to:                John A. Lapinski, Esq.
                                        Clark & Trevithick
                                        800 Wilshire Blvd., 12th Floor
                                        Los Angeles, CA 90017

or to such other addresses as the parties may hereafter designate to each other in writing, and shall be deemed given and received on the date of personal delivery or the date shown on the return receipt.

                          f.      Interpretation: Captions of the paragraphs of
this Security Agreement are for convenience and reference only. The words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Security Agreement.

                          g.      Construction: Each party and counsel for each
party has reviewed and revised this Security Agreement and the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the construction or interpretation of this Security Agreement or any amendments or exhibits hereto.

                          h.      Governing Laa: This Security Agreement shall
be governed by and construed in accordance with the laws of the State of California and specifically in accordance with Division 9 of the California Uniform Commercial Code and venue shall be in Los Angeles County, California.

                          i.      Facilitation: Both parties shall execute and
deliver such other documents and shall take such other action as may be reasonably required in order to effectuate the purposes of this Agreement.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed on the day and year first above written.


                    DEBTOR:             ANGELES ACQUISITION CORPORATION


                                        BY    /s/ Christian Wolf
                                          ---------------------------------
                                        Name  Christian Wolf
                                            -------------------------------
                                        Title Chief Executive Officer
                                             ------------------------------


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                    SECURED PARTY:      NAT AND EVELYN HANDEL, TRUSTEES
                                        OF THE NAT AND EVELYN HANDEL
                                        FAMILY TRUST dated MARCH 18, 1993


                                        BY /s/ Nat Handel
                                          ---------------------------------
                                        Name  Nat Handel
                                            -------------------------------
                                        Title    Trustee/Self
                                             ------------------------------



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                                  EXHIBIT "A"

                           DESCRIPTION OF COLLATERAL


         The "Collateral" means and includes each and all of the following:

                 A.       Accounts;

                 B.       Equipment;

                 C.       General intangibles;

                 D.       Inventory;

                 E. Any money, deposit accounts or other assets of Debtor in which Secured Party receives a security interest or which hereafter come into the possession, custody and control of Secured Party; and,

                 F.       All proceeds of any of the foregoing.


All terms used herein which are defined in the California Commercial Code shall have the same meanings when used herein, unless the context requires otherwise.


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